UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22745

American Funds Global High-Income Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive,

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: February 28 or 29

Date of reporting period: November 30, 2013

Courtney R. Taylor

American Funds Global High-Income Opportunities Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Global High-Income Opportunities FundSM Investment portfolio November 30, 2013 unaudited

Bonds, notes & other debt instruments 95.56%
Corporate bonds, notes & loans 54.05%	Principal amount	Value
Telecommunication services 9.72%	(000)	(000)

Wind Acquisition SA 11.75% 2017[1]	$150	$ 160
Wind Acquisition SA 7.25% 2018[1]	400	422
Wind Acquisition SA 7.25% 2018[1]	200	211
Millicom International Cellular SA 4.75% 2020[1]	500	480
Millicom International Cellular SA 6.625% 2021[1]	200	205
NII Capital Corp. 10.00% 2016	450	239
NII Capital Corp. 7.875% 2019[1]	300	218
NII Capital Corp. 11.375% 2019[1]	250	201
Sprint Nextel Corp. 7.00% 2020	575	621
Digicel Group Ltd. 8.25% 2020	250	262
Digicel Group Ltd. 6.00% 2021[1]	200	194
Cricket Communications, Inc. 7.75% 2020	350	402
Trilogy International Partners, LLC 10.25% 2016[1]	375	373
MetroPCS Wireless, Inc. 6.25% 2021[1]	125	130
T-Mobile US, Inc. 6.731% 2022	100	105
MetroPCS Wireless, Inc. 6.625% 2023[1]	125	129
Frontier Communications Corp. 9.25% 2021	225	265
Syniverse Holdings, Inc. 9.125% 2019	100	110
		4,727
Industrials 8.14%

Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	300	307
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	250	254
Navios Maritime Holdings Inc. 7.375% 2022[1]	200	202
Nortek Inc. 8.50% 2021	525	583
R.R. Donnelley & Sons Co. 7.25% 2018	250	284
R.R. Donnelley & Sons Co. 7.875% 2021	50	55
R.R. Donnelley & Sons Co. 7.00% 2022	125	133
RZD Capital Ltd. 8.30% 2019	RUB15,000	454
Far East Capital Limited SA 8.75% 2020[1]	$350	313
CEVA Group PLC 11.625% 2016[1]	250	265
CEVA Group PLC 8.375% 2017[1]	33	35
ADS Waste Escrow 8.25% 2020[1]	250	266
Brunswick Rail Finance Ltd. 6.50% 2017	250	255
Avianca Holdings SA, 8.375% 2020[1]	225	235
United Rentals, Inc. 7.625% 2022	150	169
Gardner Denver, Inc. Term Loan B, 4.25% 2020[2,3,4]	150	149
		3,959
Materials 7.40%

CEMEX Finance LLC 9.375% 2022	500	556
JMC Steel Group Inc. 8.25% 2018[1]	550	549
Inmet Mining Corp. 7.50% 2021[1]	450	471
Walter Energy, Inc. 9.875% 2020	275	245
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Materials (continued)	(000)	(000)

Walter Energy, Inc. 8.50% 2021	$125	$ 106
ArcelorMittal 7.25% 2041[3]	300	286
FMG Resources 6.00% 2017[1]	250	266
Ryerson Inc. 11.25% 2018	250	264
Newpage Corp., Term Loan B, 7.75% 2018[2,3,4]	248	254
Reynolds Group Inc. 9.875% 2019	225	251
Sibur Securities Ltd. 3.914% 2018[1]	200	194
LSB Industries, Inc. 7.75% 2019[1]	150	158
		3,600
Health care 6.79%

DJO Finance LLC 7.75% 2018	85	87
DJO Finance LLC 8.75% 2018	225	248
DJO Finance LLC 9.875% 2018	355	385
INC Research LLC 11.50% 2019[1]	600	667
Kinetic Concepts, Inc. 10.50% 2018	300	344
Kinetic Concepts, Inc. 12.50% 2019	125	139
inVentiv Health Inc. 11.00% 2018[1]	425	363
VWR Funding, Inc. 7.25% 2017	250	269
Surgical Care Affiliates, Inc. 10.00% 2017[1]	250	258
Select Medical Holdings Corp. 6.375% 2021	175	169
PRA Holdings, Inc. 9.50% 2023[1]	150	161
Centene Corp. 5.75% 2017	100	107
Symbion Inc. 8.00% 2016	100	107
		3,304
Consumer discretionary 6.62%

Boyd Gaming Corp. 9.00% 2020	750	817
Caesars Entertainment Operating Co. 11.25% 2017	300	306
Caesars Entertainment Operating Co. 9.00% 2020	300	293
Hilton Worldwide, Term Loan B, 4.00% 2020[2,3,4]	148	149
Hilton Hotels Corp. 5.625% 2021[1]	250	255
Toys “R” Us-Delaware, Inc. 7.375% 2016[1]	250	237
Warner Music Group 11.50% 2018	200	232
Automotores Gildemeister SA 8.25% 2021	150	133
Automotores Gildemeister SA 8.25% 2021[1]	100	89
Laureate Education, Inc. 9.25% 2019[1]	200	220
DISH DBS Corp. 4.625% 2017	200	209
Neiman Marcus Group LTD Inc. 8.00% 2021[1]	125	129
Neiman Marcus Group LTD Inc. 8.75% 2021[1,3,5]	25	26
Grupo Televisa, SAB 7.25% 2043	MXN2,000	124
		3,219
Energy 6.09%

Arch Coal, Inc. 7.25% 2021	$500	381
PDC Energy Inc. 7.75% 2022	350	381
Teekay Corp. 8.50% 2020	350	380
Sabine Pass Liquefaction, LLC 5.625% 2021[1]	275	273
Peabody Energy Corp. 6.00% 2018	250	267
Alpha Natural Resources, Inc. 6.00% 2019	300	263
Petróleos Mexicanos 6.50% 2041	250	254
CONSOL Energy Inc. 8.25% 2020	225	246
Samson Investment Co. 10.50% 2020[1]	200	217
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,2]	200	205
NGPL PipeCo LLC 7.119% 2017[1]	75	69
NGPL PipeCo LLC 9.625% 2019[1]	25	25
		2,961
Bonds, notes & other debt instruments
Corporate bonds, notes & loans (continued)	Principal amount	Value
Financials 3.38%	(000)	(000)

Crescent Resources 10.25% 2017[1]	$400	$ 438
Realogy Corp. 9.00% 2020[1]	350	408
iStar Financial Inc., Series B, 9.00% 2017	125	147
iStar Financial Inc., 4.875% 2018	200	200
CIT Group Inc. 5.00% 2017	225	241
BBVA Bancomer SA 6.50% 2021	200	211
		1,645
Information technology 3.23%

First Data Corp. 11.25% 2016	221	225
First Data Corp. 11.75% 2021[1]	200	208
First Data Corp. 8.75% 2022[1,3,5]	125	135
NXP BV and NXP Funding LLC 3.75% 2018[1]	475	481
Global A&T Electronics Ltd. 10.00% 2019[1]	275	222
SRA International, Inc. 11.00% 2019	150	157
Lawson Software, Inc. 9.375% 2019	125	141
		1,569
Utilities 1.78%

Texas Competitive Electric Holdings Co. LLC 11.50% 2020[1]	350	258
AES Corp. 8.00% 2017	200	236
NRG Energy, Inc. 6.625% 2023	200	206
Emgesa SA ESP 8.75% 2021	COP300,000	164
		864
Consumer staples 0.90%

Marfrig Holdings (Europe) BV 9.875% 2017[1]	$225	223
C&S Group Enterprises LLC 8.375% 2017[1]	200	213
		436
Total corporate bonds, notes & loans		26,284
Bonds & notes of governments outside the U.S. 37.53%

Greek Government 2.00%/3.00% 2023[6]	€125	111
Greek Government 2.00%/3.00% 2024[6]	125	107
Greek Government 2.00%/3.00% 2025[6]	125	104
Greek Government 2.00%/3.00% 2026[6]	125	101
Greek Government 2.00%/3.00% 2027[6]	125	98
Greek Government 2.00%/3.00% 2028[6]	125	96
Greek Government 2.00%/3.00% 2029[6]	125	94
Greek Government 2.00%/3.00% 2030[6]	125	92
Greek Government 2.00%/3.00% 2031[6]	125	90
Greek Government 2.00%/3.00% 2032[6]	125	89
Greek Government 2.00%/3.00% 2033[6]	125	88
Greek Government 2.00%/3.00% 2034[6]	125	87
Greek Government 2.00%/3.00% 2035[6]	125	86
Greek Government 2.00%/3.00% 2036[6]	125	85
Greek Government 2.00%/3.00% 2037[6]	125	85
Greek Government 2.00%/3.00% 2038[6]	125	84
Greek Government 2.00%/3.00% 2039[6]	125	84
Greek Government 2.00%/3.00% 2040[6]	125	84
Greek Government 2.00%/3.00% 2041[6]	125	84
Greek Government 2.00%/3.00% 2042[6]	125	84
Brazil (Federal Republic of) 10.00% 2017	BRL2,000	808
Brazil (Federal Republic of) 6.00% 2045[7]	2,328	936
Russian Federation 7.50% 2018	RUB37,300	1,148
Russian Federation 5.00% 2020	$400	432
Turkey (Republic of) 9.50% 2022	TRY1,500	756
Turkey (Republic of) 6.875% 2036	$725	758
United Mexican States Government 3.50% 2017[7]	MXN7,428	628
United Mexican States Government, Series M20, 10.00% 2024	8,500	845
Portuguese Government 4.95% 2023	€320	409
Portuguese Government 5.65% 2024	570	758
Venezuela (Republic of) 9.25% 2027	$1,500	1,121
Slovenia (Republic of) 5.50% 2022	500	496
Slovenia (Republic of) 5.85% 2023[1]	500	506
Polish Government, Series 0922, 5.75% 2022	PLN2,750	974
Iraq (Republic of) 5.80% 2028[2]	$1,100	929
Philippines (Republic of) 6.375% 2022	PHP16,325	452
Philippines (Republic of) 7.75% 2031	$325	430
Colombia (Republic of) Global 9.85% 2027	COP1,230,000	802
Uruguay (Republic of) 4.25% 2027[2,7]	UYU13,062	654
Republic of Belarus 8.95% 2018	$500	493
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR4,025	388
Dominican Republic 8.625% 2027[2]	$300	325
Bahrain Government 5.50% 2020	250	257
Sri Lanka (Republic of) 6.25% 2021	250	242
Lithuania (Republic of) 6.625% 2022	200	235
Thai Government 3.625% 2023	THB7,450	224
Chilean Government 6.00% 2021	CLP110,000	220
Peru (Republic of) 7.35% 2025	$ 150	190
		18,249
U.S. Treasury bonds & notes 3.98%

U.S. Treasury 0.25% 2015	1,935	1,936
Total bonds, notes & other debt instruments (cost: $48,501,000)		46,469
Convertible securities 1.10%

Industrials 1.10%	Shares

CEVA Group PLC, Series A-1, 3.244% convertible preferred[8]	145	243
CEVA Group PLC, Series A-2, 2.244% convertible preferred[8,9]	231	290
Total convertible securities (cost: $427,000)		533
Common stocks 0.27%

Industrials 0.27%

CEVA Group PLC[1,8,10]	107	134
Total common stocks (cost: $124,000)		134
Total investment securities (cost: $49,052,000)		47,136
Other assets less liabilities		1,492
Net assets		$48,628

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $2,708,000 over the prior six-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 11/30/2013
	Settlement date	Counterparty	(000)	(000)	(000)

Sales:
Brazilian reais	12/5/2013	Citibank	$841	BRL1,850	$ 51
Colombian pesos	12/16/2013	Citibank	$366	COP710,225	(1)
Euros	12/13/2013	Citibank	$1,835	€1,350	1
Mexican pesos	1/8/2014	Bank of New York Mellon	$731	MXN9,550	5
Turkish lira	12/20/2013	Bank of New York Mellon	$446	TRY900	2
					$58

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $12,351,000, which represented 25.40% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $552,000, which represented 1.14% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $667,000, which represented 1.37% of the net assets of the fund.
[9]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/14/2012 at a cost of $280,000) may be subject to legal or contractual restrictions on resale.
[10]	Security did not produce income during the last 12 months.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the table on the next page. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2013 (dollars in thousands):

		Investment securities

		Level 1	Level 2	Level 3	Total

Assets:
	Bonds, notes & other debt instruments:
	Corporate bonds, notes & loans	$—	$ 26,284	$ —	$ 26,284
	Bonds & notes of governments outside the U.S.	—	18,249	—	18,249
	U.S. Treasury bonds & notes	—	1,936	—	1,936
	Convertible securities	—	—	533	533
	Common stocks	—	—	134	134
Total		$—	$46,469	$667	$47,136

		Other investments*

		Level 1	Level 2	Level 3	Total

Assets:
	Unrealized appreciation on open forward currency contracts	$—	$59	$—	$59
Liabilities:
	Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)
Total		$—	$58	$—	$58

*Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the nine months ended November 30, 2013 (dollars in thousands):

	Beginning value at 3/1/2013	Purchases	Sales	Unrealized appreciation	Ending value at 11/30/2013

Investment securities	$—	$689	$(138)	$116	$667

Net unrealized appreciation during the period on Level 3 investment securities held at November 30, 2013:					$116

Unobservable inputs — The significant unobservable inputs used to value the fund’s Level 3 investments include financial multiples of publicly traded comparable companies. The following table provides additional information used by the fund’s investment adviser to fair value securities with significant unobservable inputs (dollars in thousands):

	Value at 11/30/2013	Valuation techniques	Unobservable inputs	Range	Impact to valuation from an increase in input*
Convertible securities	$ 533	Blend of market quote and market comparable companies	EV/EBITDA multiple	11.80x-12.91x	Increase
Common stocks	134	Blend of market quote and market comparable companies	EV/EBITDA multiple	11.80x-12.91x	Increase
	$667

*This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$ 1,292
Gross unrealized depreciation on investment securities	(3,265)
Net unrealized depreciation on investment securities	(1,973)
Cost of investment securities for federal income tax purposes	49,109

Key to abbreviations and symbol

BRL = Brazilian reais

CLP = Chilean pesos

COP = Colombian pesos

€ = Euros

EV = Enterprise value

EBITDA = Earnings before income taxes, depreciation and amortization

MXN = Mexican pesos

PHP = Philippine pesos

PLN = Polish zloty

RUB = Russian rubles

THB = Thai baht

TRY = Turkish lira

UYU = Uruguayan pesos

ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-038-0114O-S40824

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL HIGH-INCOME OPPORTUNITIES FUND

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: January 28, 2014

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: January 28, 2014